Exhibit 99.1

DowDuPont Completes Spin-off of Dow Inc.

Completes Separation of Materials Science Division and Advances Toward Formation of Three Independent Public Companies

WILMINGTON, Del., April 1, 2019 – DowDuPont Inc. (NYSE: DWDP) today announced that it has completed the separation of its Materials Science Division through the spin-off of Dow Inc. (“Dow”). Dow begins “regular way” trading tomorrow on the NYSE under the symbol “DOW.” DowDuPont common stockholders received one share of common stock of Dow for every three shares of DowDuPont common stock they held as of the close of business on March 21, 2019. DowDuPont common stockholders will also receive cash in lieu of fractional shares of Dow common stock.

“Today’s announcement completes our first step toward creating three strong, independent growth companies set to be industry leaders focused on driving innovation and delivering long-term value for shareholders,” said Ed Breen, chief executive officer of DowDuPont. “Dow begins its next chapter as a more focused, disciplined and market-oriented company, and I am excited for the tremendous opportunities ahead for its employees, shareholders, and customers.”

DowDuPont remains on track to complete the previously announced separation of its Agriculture Division (Corteva Agriscience™) on June 1, 2019 through the intended distribution of all of the shares of common stock of its wholly owned subsidiary, Corteva, Inc., which holds the Company’s Agriculture Division, to the holders of the Company’s common stock on a pro rata basis (the “Corteva Distribution”). Subsequent to the Corteva Distribution, DowDuPont would hold the Specialty Products Division and be renamed “DuPont.”

About DowDuPont Inc.

DowDuPont (NYSE: DWDP) is a holding company with the intent to form strong, independent, publicly traded companies in agriculture (Corteva Agriscence™) and specialty products (DuPont) sectors. Upon completion of the intended separation of Corteva Agriscence™, the companies will lead their respective industries by delivering differentiated products and solutions and science-based innovation to meet the needs of customers and help solve global challenges. For more information, please visit us at www.dow-dupont.com.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including statements about the Corteva Distribution. Forward-looking statements, including those related to DowDuPont’s ability to complete, or to make any filing or take any other action required to be taken to complete, the Corteva Distribution, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements also involve risks and uncertainties, many of which that are beyond DowDuPont’s control. Some of the important factors that could cause DowDuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability and costs to achieve all the expected benefits from the Corteva Distribution and the April 1, 2019 distribution by DowDuPont of all of the shares of common stock of Dow Inc. on a pro rata basis to the holders of DowDuPont common stock (the “Dow Distribution”); (ii) restrictions under intellectual property cross license agreements entered into or to be entered into in connection with the Corteva Distribution and the Dow Distribution; (iii) ability to receive third-party consents required under the separation agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (iv) non-compete restrictions under the separation agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (v) the incurrence of significant costs in connection with the Corteva Distribution and the Dow Distribution , including increased costs from supply, service and other arrangements that, prior to the Dow Distribution, were between entities under the common control of DowDuPont; (vi) risks outside the control of DowDuPont which could impact the decision of the DowDuPont Board of Directors to proceed with the Corteva Distribution, including, among others, global economic conditions, instability in credit markets, declining consumer and business confidence, fluctuating commodity prices and interest rates, volatile foreign currency exchange rates, tax considerations, other challenges that could affect the global economy, specific market conditions in one or more of the industries of the businesses proposed to be separated, and changes in the regulatory or legal environment and the requirement to redeem $12.7 billion of DowDuPont notes if the Corteva Distribution is abandoned or delayed beyond May 1, 2020; (vii) potential liability arising from fraudulent conveyance and similar laws in connection with the Corteva Distribution and/or the Dow Distribution; (viii) disruptions or business uncertainty, including from the Corteva Distribution, could adversely impact DowDuPont’s business or financial performance and its ability to retain and hire key personnel; (ix) uncertainty as to the long-term value of DowDuPont common stock; (x) potential inability to access the capital markets; and (xi) risks to DowDuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DowDuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DowDuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DowDuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s or Corteva, Inc.’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DowDuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DowDuPont’s 2018 Annual Report on Form 10-K.

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4/1/19

DuPont Media	Corteva Media
Dan Turner 302-996-8372 daniel.a.turner@dupont.com	Gregg Schmidt 302-996-8368 gregg.m.schmidt@corteva.com

DuPont Investor Relations	Corteva Investor Relations
Lori Koch 302-999-5631 Lori.d.koch@dupont.com	Megan Britt 302-996-8881 megan.britt@corteva.com

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